                             CARD SERIES SCHEDULE TO
                         MONTHLY NOTEHOLDERS' STATEMENT


Date: March 11, 2003

              CAPITAL ONE MULTI-ASSET EXECUTION TRUST, ASSET POOL 1
                    Monthly Period Ending: February 28, 2003


Reference is made to the Series 2002-CC Supplement (the "Series 2002-CC Supplement"), dated as of October 9, 2002, between Capital One Funding, LLC, a Virginia limited liability company ("Funding"), as Transferor, Capital One Bank, a Virginia banking corporation (the "Bank"), as Servicer, and The Bank of New York, as Trustee, and the Indenture (the "Indenture"), dated as of October 9, 2002, between Capital One Multi-asset Execution Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2002-CC Supplement, the Indenture and the related Indenture Supplements, as applicable.

The following computations are prepared with respect to the Transfer Date of March 14, 2003 and with respect to the performance of the Trust during the related Monthly Period.

A. TARGETED DEPOSITS TO INTEREST FUNDING SUB-ACCOUNTS:


                          Targeted Deposit to        Actual Deposit to             Interest Funding sub-
                         Interest Funding sub-     Interest Funding sub-           account Balance prior    Interest Funding sub-
                                Account                   Account                     to Withdrawals          Account Earnings
                           ------------------------------------------------------------------------------------------------------
Class A (2002-1)              603,281.25                603,281.25                      603,281.25                      0.00
Class A (2002-2)              687,937.50                687,937.50                      687,937.50                      0.00
---------------------------------------------------------------------------------------------------------------------------------
Class B (2002-1)              529,921.88                529,921.88                      529,921.88                      0.00
---------------------------------------------------------------------------------------------------------------------------------
Class C (2002-1)              459,984.38                459,984.38                      459,984.38                      0.00
Class C (2003-A)              344,156.25                344,156.25                      344,156.25                      0.00

B. INTEREST TO BE PAID ON THE CORRESPONDING DISTRIBUTION DATE:

                            CUSIP Number          Interest Payment Date          Interest to be paid               Per $1000
                          --------------------   --------------------------    ---------------------------  -----------------------
Class A (2002-1)             14041NAC5                  17-Mar-03                    603,281.25                   1.2065625000
Class A (2002-2)             14041NAD3                  17-Mar-03                    687,937.50                   1.1465625000
-----------------------------------------------------------------------------------------------------------------------------------
Class B (2002-1)             14041NAA9                  17-Mar-03                    529,921.88                   1.5140625000
-----------------------------------------------------------------------------------------------------------------------------------
Class C (2002-1)             14041NAB7                  17-Mar-03                    459,984.38                   3.0665625000
Class C (2003-A)             14041NAE1                  17-Mar-03                    344,156.25                   3.4415625000

C. TARGETED DEPOSITS TO PRINCIPAL FUNDING SUB-ACCOUNTS:


                      Targeted Deposit to              Actual Deposit to       Principal Funding sub-        Principal Funding sub-
                     Principal Funding sub-          Principal Funding sub-    account Balance prior            Account Earnings
                            Account                         Account                to Withdrawals            ----------------------
                     ----------------------          ----------------------    ----------------------
NOTHING TO REPORT


D. PRINCIPAL TO BE PAID ON THE DISTRIBUTION DATE:

                                      Principal Payment        Total Amount of
                      CUSIP Number           Date            Principal to be paid     Per 1000
                      ------------    -----------------      --------------------     --------
NOTHING TO REPORT

E. TARGETED DEPOSITS TO CLASS C RESERVE SUB-ACCOUNTS:

                      Targeted Deposit to     Actual Deposit to     Class C Reserve sub-
                      Class C Reserve sub-   Class C Reserve sub-  Account Balance prior      Class C Reserve sub-
                            Account                Account             to Withdrawals           Account Earnings
                      --------------------   --------------------  ---------------------      --------------------
NOTHING TO REPORT

F. WITHDRAWALS TO BE MADE FROM CLASS C RESERVE SUB-ACCOUNTS:

                                                                                            Class C Reserve sub-
                             Withdrawals for                   Withdrawals for             Account Balance after
                                 Interest                          Principal                    Withdrawals
                     --------------------------------- ------------------------------- ------------------------------
NOTHING TO REPORT


G. TARGETED DEPOSITS TO CLASS D RESERVE SUB-ACCOUNTS:

                Targeted Deposit to                                              Class D Reserve sub-
                Class D Reserve sub-            Actual Deposit to Class         Account Balance prior         Class D Reserve sub-
                      Account                     D Reserve sub-Account             to Withdrawals              Account Earnings
            ------------------------------- ------------------------------- ------------------------------ ------------------------
NOTHING TO
 REPORT

H. WITHDRAWALS TO BE MADE FROM CLASS D RESERVE SUB-ACCOUNTS:

                                                                                          Class D Reserve sub-
                              Withdrawals                     Withdrawals for             Account Balance after
                              for Interest                        Principal                    Withdrawals
                    --------------------------------- ------------------------------- ------------------------------
NOTHING TO REPORT


I. TARGETED DEPOSITS TO ACCUMULATION RESERVE SUB-ACCOUNTS:

                  Targeted Deposit to                Actual Deposit to            Accumulation Reserve              Accumulation
                  Accumulation Reserve              Accumulation Reserve           sub-Account Balance          Reserve sub-Account
                       sub-Account                       sub-Account               prior to Withdrawals                Earnings
            --------------------------------- ------------------------------ ------------------------------ ------------------------
NOTHING TO
 REPORT

J. WITHDRAWALS TO BE MADE FROM ACCUMULATION RESERVE SUB-ACCOUNTS:

                                                                Accumulation
                                                             Reserve sub-Account
                                                                Balance after
                          Withdrawal Amount                      Withdrawals
                          -----------------                  -------------------
NOTHING TO REPORT

K. OUTSTANDING DOLLAR PRINCIPAL AMOUNT AND NOMINAL LIQUIDATION AMOUNT FOR THE RELATED MONTHLY PERIOD: (AS OF THE BEGINNING OF THE RELATED MONTHLY PERIOD)

                                                                              Adjusted Outstanding
                     Initial Dollar Principal       Outstanding Dollar           Dollar Principal         Nominal Liquidation
                              Amount                 Principal Amount                 Amount                     Amount
                     ------------------------       ------------------        --------------------        -------------------
Class A (2002-1)        500,000,000.00               500,000,000.00             500,000,000.00                500,000,000.00
Class A (2002-2)        600,000,000.00               600,000,000.00             600,000,000.00                600,000,000.00
-----------------------------------------------------------------------------------------------------------------------------
Class B (2002-1)        350,000,000.00               350,000,000.00             350,000,000.00                350,000,000.00
-----------------------------------------------------------------------------------------------------------------------------
Class C (2002-1)        150,000,000.00               150,000,000.00             150,000,000.00                150,000,000.00
Class C (2003-A)        100,000,000.00               100,000,000.00             100,000,000.00                100,000,000.00
-----------------------------------------------------------------------------------------------------------------------------
Class D (2002-1)         25,889,039.82                25,889,039.82              25,889,039.82                 25,889,039.82

L. CLASS A USAGE OF CLASS B, C AND D SUBORDINATION AMOUNTS:

                                                Class A Usage of
                         Class A Usage of           Class C                Class A Usage of        Cumulative Class A
                      Class B Subordination   Subordination Amount   Class D Subordination Amount   Usage of Class B
                          Amount for this       for this Monthly            for this Monthly          Subordination
                          Monthly Period             Period                     Period                   Amount
                      ---------------------   --------------------   ----------------------------  -----------------
NOTHING TO REPORT



                      Cumulative Class A    Cumulative Class A
                       Usage of Class C       Usage of Class D
                         Subordination         Subordination
                            Amount                 Amount
                      ------------------    ------------------
NOTHING TO REPORT

M. CLASS B USAGE OF CLASS C AND D SUBORDINATION AMOUNTS:

                            Class B Usage of         Class B Usage of Class       Cumulative Class B        Cumulative Class B
                         Class C Subordination           D Subordination            Usage of Class C         Usage of Class D
                         Amount for this Monthly         Amount for this             Subordination             Subordination
                                 Period                  Monthly Period                 Amount                    Amount
                         -----------------------     ----------------------       ------------------        ------------------
NOTHING TO REPORT

N. CLASS C USAGE OF CLASS D SUBORDINATION AMOUNTS:

                               Class C Usage of Class D              Cumulative Class C
                               Subordination Amount for               Usage of Class D
                                  this Monthly Period               Subordination Amount
                               ------------------------             --------------------
NOTHING TO REPORT

O. REQUIRED AND AVAILABLE SUBORDINATION AMOUNT TO CLASS A, B AND C NOTES: (AS OF THE DETERMINATION DATE, AFTER TAKING INTO ACCOUNT ALL ALLOCATIONS EXPECTED TO OCCUR ON THE DISTRIBUTION DATE)

                                                                                                      Available
                     Required Subordination   Available Subordination         Required              Subordination
                       Amount from Class B       Amount from Class B     Subordination Amount    Amount from Class C
                              Notes                     Notes             from Class C Notes             Notes
                     ----------------------   -----------------------    --------------------    -------------------
Class A (2002-1)         61,538,500.00              61,538,500.00           44,615,500.00              44,615,500.00
Class A (2002-2)         73,846,200.00              73,846,200.00           53,538,600.00              53,538,600.00
Class B (2002-1)                                                           115,205,929.43             115,205,929.43
Class C (2002-1)
Class C (2003-A)


                           Required             Available
                         Subordination        Subordination
                     Amount from Class D    Amount from Class
                             Notes               D Notes
                     -------------------    -----------------
Class A (2002-1)            9,231,000.00        9,231,000.00
Class A (2002-2)           11,077,200.00       11,077,200.00
Class B (2002-1)           23,836,260.92       23,836,260.92
Class C (2002-1)           15,533,423.89       15,533,423.89
Class C (2003-A)           10,355,615.93       10,355,615.93

P. NOMINAL LIQUIDATION AMOUNT FOR TRANCHES OF NOTES OUTSTANDING: (AS OF DETERMINATION DATE, AFTER TAKING INTO ACCOUNT ALL ALLOCATIONS EXPECTED TO OCCUR ON THE DISTRIBUTION DATE)

                                              Increase due to
                                           issuance of additional                                Reimbursements of
                                           Notes or accretions of        Withdrawal from         Nominal Liquidation
                     Beginning Nominal     Principal for Discount     Principal Funding sub-         Amount from
                     Liquidation Amount             Notes                    Account               Available Funds
                     ------------------    ----------------------     ----------------------     -------------------
Class A (2002-1)       500,000,000.00                          -                         -                       -
Class A (2002-2)       600,000,000.00                          -                         -                       -
--------------------------------------------------------------------------------------------------------------------
Class B (2002-1)       350,000,000.00                          -                         -                       -
--------------------------------------------------------------------------------------------------------------------
Class C (2002-1)       150,000,000.00                          -                         -                       -
Class C (2003-A)       100,000,000.00                          -                         -                       -
--------------------------------------------------------------------------------------------------------------------
Class D (2002-1)        25,889,039.82                          -                         -                       -


                      Reductions due to                               Reductions due to
                     reallocation of Card                             deposits into the
                       Series Principal        Reduction due to       Principal Funding        Ending Nominal
                           Amounts            Investor Charge-offs       sub-Account         Liquidation Amount
                     --------------------     --------------------    -----------------      ------------------
Class A (2002-1)                      -                        -                     -          500,000,000.00
Class A (2002-2)                      -                        -                     -          600,000,000.00
---------------------------------------------------------------------------------------------------------------
Class B (2002-1)                      -                        -                     -          350,000,000.00
---------------------------------------------------------------------------------------------------------------
Class C (2002-1)                      -                        -                     -          150,000,000.00
Class C (2003-A)                      -                        -                     -          100,000,000.00
---------------------------------------------------------------------------------------------------------------
Class D (2002-1)                      -                        -                     -           25,889,039.82


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this eleventh day of March, 2003.

                                          CAPITAL ONE BANK,
                                          as Administrator

                                          By:
                                              ------------------------------
                                          Name: Tom Feil
                                          Title: Director of Capital Markets



                                                                     Page 6 of 6